FORM 8K-A


                                 CURRENT REPORT


                    Filed Pursuant to Section 13 or 15 (d) of
                      THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):


                                December 20, 1996
                              -------------------


                              Tone Products, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Arkansas                    0-4289                   71-0390957
    ----------------          -------------------       ------------------
(State or other jurisdiction (Commission File Number)      (IRS Employer
    of incorporation)                                  Identification Number)



              2129 North 15th Street, Melrose Park, Illinois  60160
                  ---------------------------------------------
                    (Address of principal executive offices)



                                 (708) 681-3660
                  ---------------------------------------------
               Registrant's telephone number, including area code

ITEM 2. Disposition of Assets


        Prior to October 15, 1996, Tone Products, Inc. (the "Company") was known as Minute Man of America, Inc. On October 15, 1996, Minute Man of America, Inc. was acquired in a reverse acquisition by, and changed its name to, Tone Products, Inc.

        On December 5, 1996, the Company, in a non-monetary transaction, disposed of all of the common stock of Gibson Specialty Corp. ("Gibson"), an Illinois Corporation, located in Des Plaines, Illinois, in exchange for 75,000 shares of its Convertible Series A preferred stock having a par value of $10 per share. Prior to the October 15, 1996, acquisition discussed above, Gibson was the sole operating segment in the Company. Gibson is a manufacturer of specialized products sold primarily to distributors in the gaming industry. Jerry Evon, the President of Gibson, was the holder of all of the preferred stock and was a member of the Board of Directors of the Company. With the completion of this transaction, Mr. Evon resigned from the Board of Directors of the Company.

        The disposal price of Gibson consisted of the following:

Net book value of Gibson Specialty                       $240,988

        The business disposed was valued at book value.

ITEM 7. Financial Statements, Pro Forma Financial Information, and Exhibits


(a)     Financial Statements - none

(b)     Pro forma financial information


        The accompanying unaudited pro forma balance sheet and statement of operations reflect the consolidated financial position and operations of Tone Products, Inc. (formerly Minute Man of America, Inc.) and Subsidiary as of September 30, 1996 and its operations for the year ended September 30, 1996. Each of these pro forma financial statements reflect the acquisition of Tone Products, Inc. on October 15, 1996, as well as the disposal of Gibson Specialty Corp. reported in the Form 8-K dated December 20, 1996.

        The pro forma balance sheet at September 30, 1996 and the pro forma statement of operations for the year ended September 30, 1996 assumes the acquisition of Tone Products, Inc. on October 15, 1996, as well as the disposal of Gibson Specialty Corp. reported in the Form 8-K dated December 20, 1996, assumes that these transactions were completed on October 1, 1995.

        The pro forma financial information is not necessarily indicative of the results which actually would have occurred had the transactions been in effect on the dates and for the period indicated or which may result in the future.

                              TONE PRODUCTS, INC.
                   (Formerly Minute Man of America, Inc.)
                     Pro Forma Balance Sheet (Unaudited)
                              September 30, 1996
                               ________________
                                                  Pro Forma
                                  Company        Adjustments         Pro Forma
                                  ---------       ----------         ---------
                                 A S S E T S
Current assets:
     Cash                          $84,120 (A)      $155,746
                                           (B)       (50,988)         $188,878
     Accounts receivable           187,948 (A)       939,332
                                           (B)      (187,948)          939,332
     Inventory                     160,488 (A)     1,113,177
                                           (B)      (160,488)        1,113,177
     Prepaids                        -     (A)         6,685             6,685
     Deferred tax asset              -     (A)         5,230             5,230
                                  --------        ----------         ---------
          Total current assets     432,556         1,820,746         2,253,302
     Property                      194,424 (A)     1,464,724
                                           (B)      (194,424)        1,464,724
     Other assets                    1,748 (B)        (1,355)              393
     Goodwill                        -     (A)       432,252           432,252
                                  --------        ----------         ---------
                                   196,172         1,701,197         1,897,369
                                  --------        ----------         ---------
          Total assets            $628,728        $3,521,943        $4,150,671
                                  ========        ==========         =========
                        LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Line of credit payable          -     (A)      $610,927          $610,927
     Accounts payable              $52,839 (A)       853,196
                                           (B)       (45,453)          860,582
     Advances from related party    20,000 (B)       (20,000)          -
     Note payable, current portion   -     (A)       224,007           224,007
     Capital lease obligation        8,410 (B)        (8,410)          -
     Income taxes payable            -     (A)        28,224            28,224
                                  --------        ----------         ---------
        Total current liabilities   81,249         1,642,491         1,723,740
                                  --------        ----------         ---------
Notes payable long term              -     (A)        14,269            14,269
Capital lease obligation            38,467           (38,467)          -
Deferred tax liability               -     (A)        67,882            67,882
                                  --------        ----------         ---------
                                    38,467            43,684            82,151
                                  --------        ----------         ---------
          Total liabilities        119,716         1,686,175         1,805,891
Shareholders' equity:
     Preferred stock               750,000 (B)      (750,000)          -
     Common stock                  309,375 (A)        40,000           349,375
     Paid in capital               862,997 (A)        10,568
                                           (A)      (118,259)          755,306
     Stock subscription proceeds     -     (A)     1,038,000         1,038,000
     Retained earnings          (1,413,360)(A)     1,230,073
                                           (B)       385,386           202,099
                                  --------        ----------         ---------
      Total shareholder's equity   509,012         1,835,768         2,344,780
                                  --------        ----------         ---------
      Total liabilities and
             shareholders' equit  $628,728        $3,521,943        $4,150,671
                                  ========        ==========         =========

                 See notes to pro forma financial statements.

                             TONE PRODUCTS, INC.
                    (Formerly Minute Man of America, Inc.)
                Pro Forma Statement of Operations (Unaudited)
                 For the Nine Months Ended September 30, 1996
                             ________________

                                                 Pro Forma
                                  Company       Adjustments          Pro Forma
                                  --------       -----------         ---------
     Sales                        $841,402 (A)    $6,245,918
                                           (B)      (841,402)       $6,245,918
     Cost of sales                 847,652 (A)    (4,590,317)
                                           (B)       847,652         4,590,317
                                  --------       -----------         ---------
          Gross profit (loss)       (6,250)                          1,655,601

    Operating costs and expenses   338,773 (A)    (1,460,877)
                                           (B)       306,781         1,492,869
                                  --------       -----------         ---------
  (Loss) income from operations   (345,023)                            162,732

     Other income (expense)        (17,876)(A)       (60,397)
                                           (B)        78,101              (172)
                                  --------       -----------         ---------
     Income before provision for
          income taxes            (362,899)                            162,560
     Provision for income taxes        639 (A)       (75,250)
                                           (B)            69           (75,820)
                                  --------       -----------         ---------
          Net (loss) income      ($363,538)         $450,278           $86,740
                                  ========       ===========         =========



















                 See notes to pro forma financial statements.

                             TONE PRODUCTS, INC.
                    (Formerly Minute Man of America, Inc.)
                    Notes to Pro Forma Financial Statement
                             September 30, 1996
                              ________________




 (A) To record purchase of Tone Products, Inc. on October 15, 1996 and to record income and expense items related to purchase.

 (B) To record disposal of the Gibson Specialty Corp. on December 5, 1996, and to to record income and expense items related to disposal.

                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 17, 1996                       TONE PRODUCTS, INC.

                                            By: /s/ Timothy Evon
                                            ----------------------------
                                            Name: Timothy Evon
                                            Title: Director and President